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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):    December 17, 2002
                                                   --------------------



                        CHILDTIME LEARNING CENTERS, INC.
             (Exact name of registrant as specified in its Charter)





        Michigan                       0-27656                  38-3261854
 ---------------------------           -------                 ----------
(State or other jurisdiction         (Commission               (IRS Employer
    of incorporation)                File Number)            Identification No.)


    38345 West 10 Mile Road, Suite 100, Farmington Hills, MI            48335
 --------------------------------------------------------------         -----
             (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code            (248) 476-3200
                                                   -----------------------------


                                 Not applicable
     ---------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEMS 1 - 4.      NOT APPLICABLE.

ITEM 5.           OTHER EVENTS.

         On December 17, 2002, the Company held a Special Meeting of Shareholders for the following purposes: (1) to approve an amendment to the Company's Restated Articles of Incorporation to increase the number of authorized shares of Common Stock from 10,000,000 shares, no par value, to 20,000,000 shares, no par value and (2) to re-approve the grant of options, in favor of JP Acquisition Fund II, L.P., JP Acquisition Fund III, L.P. and certain of their designees, to acquire, in the aggregate, up to 400,000 shares of Common Stock. Both proposals were approved by the shareholders at the Special Meeting. The votes were as follows:

         Amendment to the Restated Articles of Incorporation

Votes In Favor      Votes Against         Votes Withheld    Broker Non-Votes

   4,481,789           607,566                338                 0

         Re-Approval of Option Grant

Votes In Favor      Votes Against         Votes Withheld    Broker Non-Votes

   4,049,406           496,966                538              542,783

         On December 17, 2002, the Company issued the press release attached hereto as Exhibit 99.1, announcing election of Benjamin R. Jacobson as the Company's new Chairman of the Board of Directors. The information contained in the press release is incorporated herein by reference.

ITEM 6.           NOT APPLICABLE.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (A) - (B)         NOT APPLICABLE.

         (C)               EXHIBITS.

                            3.1 Certificate of Amendment to Articles of Incorporation, filed with State of Michigan on December 30, 2002.

                            99.1 Press Release announcing the election of Benjamin R. Jacobson as the Company's new Chairman of the Board of Directors, dated December 17, 2002.

ITEMS 8 AND 9.    NOT APPLICABLE.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                CHILDTIME LEARNING CENTERS, INC.


Date:  January 7, 2003                          By: /s/Frank M. Jerneycic
                                                   -----------------------------
                                                   Frank M. Jerneycic
                                                   Its: Chief Financial Officer
                                                   and Treasurer




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                                  EXHIBIT INDEX




 EXHIBIT NO.                           EXHIBIT DESCRIPTION


        3.1 Certificate of Amendment to Articles of Incorporation, filed with State of Michigan on December 30, 2002.

        99.1 Press Release announcing the election of Benjamin R. Jackson as the Company's new Chairman of the Board of Directors, dated December 17, 2002.